SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 7, 2019

iQSTEL Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55984	45-2808620
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Aragon Avenue, Suite 375 Coral Gables, FL 33134	33134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 951-8191

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

As previously disclosed, on April 1, 2019, iQSTEL Inc. (the “Company”) entered into a Company Purchase Agreement (the “Purchase Agreement”) by and between the Company and the Ralf Kohler (the “Seller”), which agreement provides for the purchase of 51% of the equity and certain assets of SwissLink Carrier AG (“SwissLink”) (www.swisslink-carrier.com), a Swiss corporation, by the Company.

The consideration for the acquisition consists of $500,000 USD, payable as follows:

•$50,000 USD shall be paid in cash upon execution of the Purchase Agreement; and

•The balance of $450,000 USD shall be paid at Closing in the form of 187,500 shares of common stock in the Company based upon an agreed upon price of $2.40 per share. Additional shares may be payable at Closing, if the Company’s stock is valued at less than $2.40 per share, to account for the full $450,000 USD.

Under the Purchase Agreement, the acquisition includes both the 51% equity interest in SwissLink and what are referred to as Additional Assets, which include telecommunications equipment, telecommunications platform software for international long distance voice exchange (VAMP) designed by Swisslink, intellectual rights of the VAMP, receivables, cash in banks, interconnection and service agreements, company information in file and telecommunication license rights for Switzerland.

SwissLink is indebted to the Seller in the principal amount of CHF 200,000 (approximately $ 200,514.19 USD) as evidenced by a loan agreement dated December 22th, 2019. Under the Purchase Agreement, SwissLink is to repay the full amount of principal plus interest in two years from execution of the Purchase Agreement.

At the execution of this Purchase Agreement, SwissLink has a debt with the Seller of CHF 1,937,077 (approximately $1,941,893.41 USD) by December 31th 2018. With the acquisition of the 51% of the equity of SwissLink, the Company is acquiring 51% of the loan for the payment of CHF 0.51 (approximately $ 0.51 USD) to the Seller, meaning that after the execution of this Purchase Agreement, SwissLink owes to the Seller CHF 949,167.73 (approximately $ 951,432.22 USD) that represent the 49% of the debt, and at the same time, Swisslink owes to the Company CHF 987,909.27 (approximately $ 990,236.62 USD) that represent 51% of this debt.

Further under the Purchase Agreement, the Company has secured an option to, exercisable at 365 days from Closing, to acquire the remaining 49% interest in SwissLink. The Purchase Agreement outlines the purchase price, which is estimated at minimum of $750,000 USD.

The parties to the Purchase Agreement further agreed to extend employment agreements of SwissLink to two individuals at SwissLink for a period of three years, and to Mr. Ralf Kohler (The Seller) for a period of five years as CEO/COO. The Company believes these positions will allow for a continuity of operations of SwissLink.

There shall be three directors of SwissLink, two of whom will be Messrs. Leandro Iglesias and Alvaro Quintana Cardona, officers of our Company. Mr. Ralf Kohler will also be a member of the board of directors of SwissLink.

The Purchase Agreement may be terminated if either the Company or SwissLink are deemed economically unviable or bankrupt; if during due diligence process there is discovered

The Closing of the Purchase Agreement was scheduled for 90 days from execution, and was subject to conditions, which include the following:

•The Company’s board of directors approving the transaction;

•Satisfactory due diligence of SwissLink by the Company;

•SwissLink has prepared financial statements that are auditable by a PCAOB auditor.

On August 7, 2019, having completed all conditions under the Purchase Agreement, the Company closed the transaction with Seller, and issued 187,500 shares to Seller for the 51% equity interest and certain assets in Swisslink and another 510 shares to Seller for 51% of the loan in Swisslink.

The Purchase Agreement contains customary representations and warranties of the parties, including, among others, with respect to corporate organization, capitalization, corporate authority, financial statements and compliance with applicable laws. The representations and warranties of each party set forth in the Purchase Agreement were made solely for the benefit of the other parties to the Purchase Agreement, and investors are not third-party beneficiaries of the Purchase Agreement. In addition, such representations and warranties (a) are subject to materiality and other qualifications contained in the Purchase Agreement, which may differ from what may be viewed as material by investors, (b) were made only as of the date of the Purchase Agreement or such other date as is specified in the Purchase Agreement and (c) may have been included in the Purchase Agreement for the purpose of allocating risk between the parties rather than establishing matters as facts. Accordingly, the Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding any of the parties or their respective businesses.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 - UNREGISTERED SALES OF EQUITY SECURITIES

The information provided in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

We claim an exemption from the registration requirements of the Securities Act, for the private placement of these securities pursuant to Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder because, among other things, the transaction did not involve a public offering, the Seller is an accredited investor, the Purchaser acquired the securities for investment and not resale, and we took appropriate measures to restrict the transfer of the securities.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)Financial Statements of Businesses Acquired. The financial statements of Swisslink required by Item 9.01(a) to this Current Report on Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed.

(b)Pro Forma Financial Information. The pro forma financial information required by Item 9.01(b) to this Current Report on Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed.

(d)Exhibits

No.	Description
2.1	Company Purchase Agreement, dated April 1, 2019(1)
99.1	Closing Certificate

(1)Incorporated by reference to the Current Report on Form 8-K filed as Exhibit 2.1 on April 4, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iQSTEL Inc.

/s/ Leandro Iglesias
Leandro Iglesias
Chief Executive Officer

Date August 7, 2019